UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2011 (July 1, 2011)

Walter Investment Management Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, FL	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7600

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 5, 2011, Walter Investment Management Corp. (the “Company”) issued a press release announcing the closing of its previously announced acquisition of GTCS Holdings LLC. The Company also announced that, effective with the closing of the acquisition on July 1, 2011, the Company will no longer qualify as a real estate investment trust (“REIT”). A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 8.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01            Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Walter Investment Management Corp. dated July 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

By: /s/ Stuart Boyd
Stuart Boyd, Vice President
General Counsel and Secretary

 Date: July 5, 2011